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                                                                   EXHIBIT 10.18
                                                                PLEXUS 2000 10-K

                        SPLIT-DOLLAR INSURANCE AGREEMENT


         THIS AGREEMENT is entered into effective May 1, 2000, by and between Plexus Corp., a Wisconsin corporation, of Neenah, Wisconsin (hereinafter called "Employer"), and ____________ (hereinafter called "Employee").

         WHEREAS, Employee is a valued employee of Employer and Employer wishes to retain him in its employ, and

         WHEREAS, Employer, as an inducement to such continued employment, wishes to assist Employee with his personal life insurance program.

         NOW, THEREFORE, Employer and Employee agree as follows:

         1. The life insurance policy with which the Agreement deals is Policy Number _______ (hereinafter called "Policy") issued by The Northwestern Mutual Life Insurance Company (hereinafter called "Insurer") on the life of Employee. Employee shall be the sole owner of the Policy.

         2. The Employer shall, subject to its right to alter or terminate this Agreement, pay a minimum premium of $13,500 on the Policy and may pay such additional premium permitted by the Insurer as the Employer may in its discretion determine.

         3. The Policy may, at the Employee discretion, provide a wavier of premium for disability benefit. If it does so provide, the cost shall be borne by the Employee and the Employee shall pay that amount to the Employer at the time the premium is due. The Employer shall remit that amount to the Insurer.

         4. Dividends shall be applied to purchase paid-up additional insurance protection.


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         5. To secure the Employer's share of the premiums paid by it in paragraph 2 above, the Employee has executed in duplicate original an assignment of the Policy to the Employer in substantially the form as attached hereto as Exhibit "A".

         6. In the event the Policy becomes a claim by reason for the Employee's death, the Employer shall have an interest in the proceeds of the Policy equal to the premiums paid under paragraph 2 of this Agreement less any Policy indebtedness to the Insurer. The balance, if any, of the proceeds of the Policy shall be paid directly by Insurer to the beneficiary designated by the Employee.

         7. This Agreement may be terminated, subject to the provisions in paragraphs 8, 9, and 10 below, by the Employee, or Employer with or without the consent of the other party by giving notice in writing to the other party.

         8. In the event of termination of this Agreement as provided in paragraph 7 above, the Employee shall have the right to repay the Employer within sixty (60) days of the date of termination an amount equal to the lessor of (i) the Employer premiums paid under paragraph 2 of this Agreement less any Policy indebtedness to the Insurer or other indebtedness secured by the cash value of the Policy or (ii) the cash surrender value of the Policy.

         9. If the Employee fails to repay said amount to the Employer within sixty (60) days of the date of termination of the Agreement pursuant to the provisions of paragraph 8 above, then unless otherwise agreed to by the Employee and the Employer, the Employer shall withdraw funds from the Policy first by the surrender of paid up additions and then at its discretion, through a policy loan or otherwise, receive payment or credit from the Employee to such an extent that the Employer has been repaid in full an amount equal to the Employer's premiums paid under paragraph 2 of the Agreement less any Policy indebtedness to the Insurer or other indebtedness



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secured by the cash value of the Policy. Upon receipt of such sums the Employer shall release its Assignment of the Policy and the Employer shall thereafter have no further interest in the Policy.

         10. Any payments under the Policy to the Employer in connection with the rights granted to Employer in the Assignment referred in paragraph 5 shall first be made from Policy cash value attributable to the paid-up additional life insurance purchased by Policy dividends. Employee shall have no interest in the paid-up additional life insurance protection except to the extent the death benefit or cash value thereof exceeds the total Employer's share of the premiums paid.

         11. The Insurer shall be bound only by the provisions of and endorsements on the Policy, and any payments made or action taken by it in accordance therewith shall fully discharge it from all claims, suits and demands of all persons whatsoever. It shall in no way be bound by or be deemed to have notice of the provisions of this Agreement.

         12. The Employee shall have the right to assign any part or all of the Employee's retained interest in the Policy and this Agreement to any person, entity or trust by execution of a written assignment delivered to the Employer and to the Insurer.

         13. The Employer and the Employee can mutually agree to amend this Agreement and such amendment shall be in writing and signed by the Employer and Employee.

         14. This Agreement shall bind and inure to the benefit of the Employer and its successors and assigns; Employee and his heirs, executors, administrators and assigns; and any Policy beneficiary.

         15. Neither the establishment or maintenance of this Agreement, nor any action of Employer shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer. The Employer expressly reserves the right to discharge any employee at any time.




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         16. The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974:

             (a) The Plan Administrator shall be the Employer (the "Administrator") unless it shall have appointed some other person, persons or entity to act as Administrator. The Administrator shall have discretion and authority to control and manage the operation and administration of this Agreement and decide all matters arising under the claims procedure described in subparagraph (d) below.

             (b) The funding policy under this Agreement is that all premiums on the Policy be remitted to the Insurer when due.

             (c) Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in the Agreement.

             (d) For claims procedure purposes, the "Claims Manager" shall be the Plan Administrator.

                 (i) If an Employee or his Beneficiary (a "Claimant") is denied all or a portion of a benefit under this Agreement, he may file a written claim for benefits with the Administrator. The Administrator or an individual appointed to act on behalf of the Administrator shall review the claim and notify the Claimant of the Administrator's decision within ninety (90) days of receipt of such claim, unless the Claimant receives written notice prior to the end of the 90-day period stating that special circumstances require an extension of the time for decision. The Administrator's decision shall be in writing, sent by mail to the Claimant's last known address, and if a denial of the claim, will contain the specific reasons for the denial, reference to pertinent provisions of this Agreement on which the denial is based, a designation of an additional material necessary to perfect the claim, and an explanation of the claim review procedure.


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                 (ii) A Claimant is entitled to request a review of any denial by the Administrator, by written request to the Administrator within sixty (60) days of receipt of the denial. (If the Employer is acting as Administrator, such review shall be to the Employer's Board of Directors or a subcommittee of the Board.) Absent a request for review within the 60-day period, the claim will be deemed to be conclusively denied. The Administrator shall afford the Claimant the opportunity to review all pertinent documents and submit issues and comments in writing shall render a review decision in writing, all within sixty (60) days after receipt of a request for review (provided that, in special circumstances the Administrator may extend the time for decision by not more than sixty (60) days upon written notice to the Claimant). The Administrator's review decision shall contain specific reasons for the decision and reference to the pertinent provisions of this Agreement.

        IN WITNESS WHEREOF the parties have signed and sealed this Agreement.







In the presence of                            Plexus Corp.



---------------------------------             By:-------------------------------
Attest


                                              ----------------------------------
                                              (Employee Name)












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                                    EXHIBIT A

                ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL


         1. For Value Received the undersigned hereby assigns, transfers and sets over to Plexus Corp., 55 Jewelers Park Drive, P.O. Box 156, Neenah, Wisconsin 54957-0156 its successors and assigns, (herein called the "Assignee") Policy No. ___________ issued by

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                              Milwaukee, Wisconsin

(herein called the "Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of __________ and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph 3 hereof), subject to all the terms and conditions of the Policy and to all superior liens, if any, which the Insurer may have against the Policy. The undersigned by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         2. It is expressly agreed that, without detracting from the generally of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

                  (a) The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

                  (b) The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

                  (c) The sole right to obtain one or more loans or advances on the Policy, either from the Insurer or, at any time, from other persons, and to pledge or assign the Policy as security for such loans or advances;



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                  (d)   The sole right to collect and receive all distributions
or shares of surplus, dividend deposits or additions to the Policy now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided, that unless and until the Assignee shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

                  (e) The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.

         3. It is expressly agreed that the following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this assignment and do not pass by virtue hereof:

                  (a) The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

                  (b)   The right to designate and change the beneficiary;

                  (c) The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer; but the reservation of these rights shall in no way impair the right of the Assignee to surrender the Policy completely with all its incidents or impair any other right of the Assignee hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of the Assignee hereunder.

         4. The assignment is made and the Policy is to be held as collateral security for any and all liabilities of the undersigned, or any of them, to the Assignee, either now existing or that may hereafter arise in the ordinary course of business between any of the undersigned and the Assignee (all of which liabilities secured or to become secured are herein called "Liabilities").

         5. The Assignee covenants and agrees with the undersigned as follows:



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         6.       That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by the Assignee to the persons entitled thereto under the terms of the Policy had this assignment not been executed;

                  (a) That the Assignee will upon request forward without unreasonable delay to the Insurer the Policy for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

         7. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of the Assignee for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein, shall be drawn to the exclusive order of the Assignee if, when, and in such amounts as may be, requested by the Assignee.

         8. The exercise of any right, option, privilege or power given herein to the Assignee shall be at the option of the Assignee, but the Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by the undersigned, or any of them.

         9. The Assignee may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as the Assignee shall determine, the proceeds of the Policy hereby assigned or any amount received on account of the


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Policy by the exercise of any right permitted under this assignment, without resorting or regard to the other security.

         10. In the event of any conflict between the provisions of this assignment and provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

         11. The undersigned declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit of creditors.

         Signed and sealed this      day of                 , 2000.
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                                                   -----------------------------
                                                              ,Owner
                                                   -----------
                                    Address:








                            INDIVIDUAL ACKNOWLEDGMENT


STATE OF                          )
        -------------------------
                                  ) ss.
COUNTY OF
         -------------------------)

    On the        day of                  , 2000, before me personally came
          -------       ------------------
           , to me known to be the individual described in and who executed the
-----------
assignment on the reverse side hereof and acknowledged to me that he executed the same.




                                            ------------------------------------
                                            Notary Public


My commission expires:
                      -------------------




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